Exhibit 99.1

JOINT FILING AGREEMENT

PURSUANT TO RULE 13D-1(K)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned with respect to the Common Stock, par value $0.01 par value per share, of B. Riley Financial, Inc., and that all subsequent amendments to this statement on Schedule 13G may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning such person contained herein or therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that such person knows or has reason to believe that such information is inaccurate.

Dated: March 5, 2025
RPVOF Broker CTB, LLC

By: Oaktree Fund GP, LLC
Its: Manager

By: Oaktree Fund GP I, L.P.
Its: Managing Member

	By:	/s/ Henry Orren
Name: Henry Orren
Title: Authorized Signatory

OPIF Broker Holdings, L.P.

By: Oaktree Fund AIF Series, L.P. – Series U
Its: General Partner

By: Oaktree Fund GP AIF, LLC
Its: General Partner

By: Oaktree Fund GP III, L.P.
Its: Managing Member

	By:	/s/ Henry Orren
Name: Henry Orren
Title: Authorized Signatory

Oaktree-Copley Investments, LLC

By: Oaktree Capital Management, L.P.
Its: Manager

By:	/s/ Henry Orren
Name: Henry Orren
Title: Managing Director

Opps XII Broker E Holdings, L.P.

By: Oaktree Fund GP IIA, LLC
Its: General Partner

By: Oaktree Fund GP II, L.P.
Its: Managing Member

By:	/s/ Henry Orren
Name: Henry Orren
Title: Authorized Signatory

OCM SSF III Broker Debt Holdings, L.P.

By: Oaktree Fund AIF Series (Cayman), L.P. – Series S
Its: General Partner

By: Oaktree AIF (Cayman) GP Ltd.
Its: General Partner

By: Oaktree Capital Management, L.P.
Its: Director

By:	/s/ Henry Orren
Name: Henry Orren
Title: Managing Director

Oaktree Capital Holdings, LLC

By:	/s/ Henry Orren
Name: Henry Orren
Title: Senior Vice President

Oaktree Capital Group Holdings GP, LLC

By:	/s/ Henry Orren
Name: Henry Orren
Title: Senior Vice President